UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 1, 2015

LEGACYTEXAS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5851 Legacy Circle, Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    Completion of Acquisition or Disposition of Assets
On January 6, 2015, LegacyTexas Financial Group, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Original Report”) to report that the Registrant completed its previously announced merger with LegacyTexas Group, Inc. (“LegacyTexas”), pursuant to an Agreement and Plan of Merger dated as of November 25, 2013, between the Registrant and LegacyTexas (the “Merger”).
This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. This amendment makes no other amendments to the Original Report.

ITEM 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.
The audited financial statements of LegacyTexas, as required by this Item 9.01(a), are included as Exhibit 99.2 to this amended Current Report on Form 8-K/A and incorporated herein by reference.
(b)	Pro forma financial information.

Unaudited pro forma combined condensed consolidated financial information reflecting the Merger, as required by this Item 9.01(b), is included as Exhibit 99.3 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits
23	Consent of Accountants
99.2
Independent Auditor's Report, audited consolidated balance sheets at December 31, 2014 and 2013, audited consolidated statements of income, comprehensive income, changes in shareholders' equity and cash flows for the years ended December 31, 2014, 2013 and 2012, and the notes to the consolidated financial statements of LegacyTexas Group, Inc.

99.3	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of December 31, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYTEXAS FINANCIAL GROUP, INC.

Date:	March 13, 2015	By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of Accountants
99.2
Independent Auditor's Report, audited consolidated balance sheets at December 31, 2014 and 2013, audited consolidated statements of income, comprehensive income, changes in shareholders' equity and cash flows for the years ended December 31, 2014, 2013 and 2012, and the notes to the consolidated financial statements of LegacyTexas Group, Inc.

99.3	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of December 31, 2014